Supplement Dated August 13, 2018
To The Prospectus Dated April 30, 2018

JNL® Series Trust

The prospectus dated August 13, 2018 relates solely to the following series of JNL Series Trust (the "Trust"):

JNL/American Funds Capital Income Builder Fund
JNL Multi-Manager Alternative Fund
JNL Multi-Manager International Small Cap Fund
JNL Multi-Manager Small Cap Value Fund
JNL/First State Global Infrastructure Fund (formerly, JNL/Brookfield Global Infrastructure and MLP Fund)
JNL/Heitman U.S. Focused Real Estate Fund
JNL/JPMorgan Hedged Equity Fund
JNL/Loomis Sayles Global Growth Fund
JNL/Morningstar Wide Moat Index Fund
JNL/T. Rowe Price Managed Volatility Balanced Fund (formerly, JNL/MMRS Moderate Fund)

Please refer to the prospectus dated April 30, 2018 for information concerning the other series of the Trust.